EXECUTION Version

Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

by and between

IMPALA PRIVATE HOLDINGS I, LLC

and

SS&C TECHNOLOGIES HOLDINGS, INC.

Registration RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 16, 2018, is by and between Impala Private Holdings I, LLC, a Delaware limited liability company (the “Investor”), and SS&C Technologies Holdings, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company and the Investor entered into that certain Membership Interest Purchase Agreement, dated as of September 6, 2018 (the “Purchase Agreement”), pursuant to which the Investor agreed to sell to the Company, and the Company agreed to purchase from the Investor, all of the issued and outstanding limited liability company interests of Impala Private Holdings II, LLC, a Delaware limited liability company, on the terms and subject to the conditions set forth in the Purchase Agreement;

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Company will deliver 8,920,890 shares of Common Stock in book-entry form to the Investor and 991,210 shares of Common Stock in book–entry form to the Escrow Agent (which shares may subsequently be delivered, in accordance with the terms of the Purchase Agreement and this Agreement, to the Investor), in each case at the closing of the transactions contemplated by the Purchase Agreement (the “Closing”); and

WHEREAS, Investor’s obligation to consummate the transactions contemplated by the Purchase Agreement is conditioned on the Company entering into this Agreement with the Investor.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained in this Agreement, and intending to be legally bound by this Agreement, the Company and the Investor agree as follows:

Definitions

.  Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Adverse Disclosure” means the public disclosure of material non-public information concerning any transaction, negotiation or investigation involving the Company or any of its consolidated Subsidiaries that the Company determines in good faith (after consultation with legal counsel), (i) would be required to be made in any registration statement filed with the SEC by the Company so that such registration statement would not be materially misleading under applicable securities Laws, and (ii) would materially interfere with such transaction, negotiation or investigation.

“Affiliate” of a specified Person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

“Alternative Registration Statement” shall have the meaning set forth in Section 2(b).

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“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act.

“Business Day” means a day except a Saturday, a Sunday or other day on which banks in the City of New York are authorized or required by Law to be closed.

“Closing” shall have the meaning set forth in the recitals of this Agreement.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” shall have the meaning set forth in the preamble of this Agreement.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, partnership interests or other ownership interests, as trustee or executor, by contract or credit arrangement or otherwise.

“Damages” shall mean any losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, that a Person may become subject under the Securities Act, the Exchange Act or other federal or state Law arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act), (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

“Delaware Courts” shall have the meaning set forth in Section 9(a).

“Effectiveness Deadline” means with respect to any registration statement required to be filed to cover the resale by the Investor and/or Permitted Holders of Registrable Securities pursuant to Section 2, (i) the date such registration statement is filed, if the Company is a WKSI as of such date and such registration statement is an Automatic Shelf Registration Statement eligible to become immediately effective upon filing pursuant to Rule 462, or (ii) if the Company is not a WKSI as of the date such registration statement is filed, the fifth (5th) Business Day following the date on which the Company is notified by the SEC that such registration statement will not be reviewed or is not subject to further review and comments, and will be declared effective upon request by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Freely Tradable” means, with respect to any security, a security that (i) is eligible to be sold by the holder thereof without any requirement that the Company have been current in its reports under the Exchange Act or any volume or manner of sale restrictions under the Securities Act pursuant to Rule 144, (ii) bears no legends restricting the transfer thereof and (iii) bears an unrestricted CUSIP number (to the extent such security is issued in global form).

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Inspectors” shall have the meaning set forth in Section 3(a)(vi).

“Investor” shall have the meaning set forth in the preamble of this Agreement.

“Investor’s Counsel” shall mean legal counsel to the Investor, chosen by the Investor in its sole discretion.

“Investor Indemnitee” shall have the meaning set forth in Section 5(a).

“Law” means any U.S. or non-U.S. law, including any statute, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order of a Governmental Entity of competent jurisdiction.

“Permitted Holders” means (i) the Investor’s Affiliates and any partners or members of the Investor or such Affiliates, in each case holding Registrable Securities as a result of one or more distributions by the Investor, (ii) any successors, assigns, heirs, executors and personal representatives of the Investor or any Person described in the foregoing clause (i), and (iii) any Person consented to in writing by the Company.

“Person” shall have the meaning set forth in the Purchase Agreement.

“prospectus” means the prospectus included in a registration statement of the Company (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A) filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related prospectus amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and annexes thereto or incorporated in and all other material incorporated by reference in such prospectus.

“Purchase Agreement” shall have the meaning set forth in the recitals of this Agreement.

“Recourse Related Party” shall mean, with respect to any Person, such Person’s Affiliates or such Person’s or such Person’s Affiliates’ former, current or future direct or indirect equityholders, controlling Persons, general or limited partners, shareholders, members, managers, directors, officers, employees, agents, Affiliates, representatives, portfolio companies (as such term is commonly understood in the private equity industry), affiliated investment funds or financing sources or any assignees or successors of any of the foregoing.

“register,” “registered,” and “registration” shall refer to a registration effected by preparing and (i) filing a registration statement with the SEC in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement by the SEC or (ii) filing a prospectus and/or prospectus supplement in respect of an appropriate effective Shelf Registration Statement.

“Registrable Securities” means (i) shares of Common Stock held by the Investor or any Permitted Holder and (ii) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the Common Stock referenced in clause (i) or this clause (ii); provided that the term “Registrable Securities” shall exclude in all cases any securities (x) that are sold pursuant to an effective registration statement under the Securities Act or publicly resold in compliance with Rule 144, (y) that are immediately Freely Tradable pursuant to Rule 144, or (z) that shall have ceased to be outstanding.

“Registration Expenses” shall mean all expenses arising from or incident to the Company’s performance of or compliance with this Agreement including, without limitation, (i) all SEC, stock exchange, FINRA and other registration and filing fees, (ii) all fees and expenses of compliance with securities or blue sky Laws (including reasonable and documented fees, charges and disbursements of counsel to any underwriter incurred in connection with blue sky qualifications of Registrable Securities as may be set forth in any underwriting agreement), (iii) all word processing, duplicating and printing expenses, messenger and delivery expenses, (iv) fees and disbursements of counsel for the Company and all independent public accountants, (v) fees paid to other Persons retained by the Company, (vi) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) the expenses of any annual audit or quarterly review of the Company, (viii) the expenses (including premiums) of any liability or other insurance of the Company and (ix) the expenses and fees for listing the securities to be registered on each securities exchange on which the same class of securities issued by the Company is then listed; provided that Registration Expenses shall not include Selling Expenses.

“registration statement” means any registration statement that is required to register the resale of Registrable Securities under this Agreement, including the related prospectus and any pre- and post-effective amendments and supplements to each such registration statement or prospectus.

“Regular Shelf Suspension” shall have the meaning set forth in Section 4(a).

“Rule 144” shall have the meaning set forth in Section 7.

“Sale Notice” shall have the meaning set forth in Section 6(d).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” shall mean all underwriting fees, discounts, selling commissions and stock transfer taxes, if any, applicable to the sale of Registrable Securities and all related fees and expenses of the Investor or any Permitted Holder (other than such fees and expenses included in the definition of Registration Expenses).

“Shelf Registration Statement” shall mean a registration statement of the Company that covers all Registrable Securities on Form S‑3 and under Rule 415 under the Securities Act (or similar provisions then in effect).

“Shelf Restriction” shall have the meaning set forth in Section 4(a).

“Shelf Suspension” shall have the meaning set forth in Section 4(a).

“Shelf Suspension Notice” shall have the meaning set forth in Section 4(a).

“Subsidiary” shall mean any company, partnership, limited liability company, joint venture, joint stock company, trust, unincorporated organization or other entity at least 50% of the voting capital stock of which is owned, directly or indirectly, by the Company.

“Unusual Shelf Suspension” shall have the meaning set forth in Section 4(a).

Registration

.

(a)On the terms and subject to the conditions of this Agreement, subject to Section 2(b) below, the Company shall file, as promptly as reasonably practicable but no later than five (5) Business Days following the Closing, a Shelf Registration Statement that is an Automatic Shelf Registration under the Securities Act registering for resale all Registrable Securities under the Securities Act in accordance with the methods of distribution elected by the Investor and set forth in such registration statement (the “Initial Registration Statement”).  The Initial Registration Statement shall become immediately effective upon filing pursuant to Rule 462.  The Company shall use its commercially reasonable efforts to keep the Initial Registration Statement continuously effective under the Securities Act for a period of three years from the date of effectiveness in order to permit the prospectus forming a part thereof to be usable by the Investor until the date as of which there are no Registrable Securities outstanding.  The Initial Registration Statement (including the documents incorporated therein by reference), at the time of effectiveness, will comply in all material respects as to form with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Upon request, the Company shall furnish to the Investor, without charge, at least one copy of the Initial Registration Statement and any post-effective amendment thereto, and, if the Investor so requests in writing, all exhibits thereto.

(b)(i) If the Company shall not be eligible to file an Automatic Shelf Registration Statement at the time of the Closing or (ii) otherwise, at any time, there shall not be an effective Shelf Registration Statement covering all Registrable Securities and available for resales thereof by the Investor and any Permitted Holders (other than any such unavailability due to (x) a suspension pursuant to Section 4 or (y) a suspension due to Investor’s failure to provide any required information pursuant to Section 6(a)), the Investor shall have the right to require the Company to use commercially reasonable efforts (including commercially reasonable efforts to obtain any required consent of the Company’s auditors) to file a Shelf Registration Statement or, solely in the event that the Company is not eligible to file a Shelf Registration Statement, any other available registration statement under the Securities Act, in each case, registering for resale a number of Registrable Securities requested by the Investor to be registered under the Securities Act in accordance with the methods of distribution elected by the Investor and set forth in such registration statement (an “Alternative Registration Statement”) as promptly as reasonably practicable and, in any event, in the case of clause (i), no later than five (5) Business Days after the Closing and, in the case of clause (ii), no later than twenty (20) Business Days after Investor’s request therefor.  Notwithstanding the foregoing, the Company shall not be liable for any inability to use an Alternative Registration Statement or participate in any such registration in the manner contemplated by this Agreement if such use or participation would not be permitted by the applicable form or if the Company’s auditors are unable to provide consent in connection with such Alternative Registration Statement for any reason (following the Company’s use of commercially reasonable efforts to obtain any such consent).  Following the filing of an Alternative Registration Statement, the Company shall use its commercially reasonable efforts to cause the Alternative Registration Statement to become effective under the Securities Act as soon as reasonably practicable, but, in any event, no later than the Effectiveness Deadline.  The Alternative Registration Statement (including the documents incorporated therein by reference), at the time of the filing and at the time of effectiveness thereof, will comply in all material respects as to form with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Company shall use its commercially reasonable efforts to keep the Alternative Registration Statement continuously effective under the Securities Act until the earlier of (1) the date on which the Investor notifies the Company in writing that the Registrable Securities included in such Alternative Registration Statement have been sold or the offering therefor has been terminated or (2) (x) the third (3rd) anniversary of the Closing, if the Company is a WKSI and filed an Automatic Shelf Registration Statement in satisfaction of such demand, (y) forty (40) Business Days following the date on which such Alternative Registration Statement was declared effective by the SEC, if the Company is not a WKSI and registered for resale the Registrable Securities on Form S-3 in satisfaction of such demand or (z) fifty (50) Business Days following the date on which such Alternative Registration Statement was declared effective by the SEC, if the Company is neither a WKSI nor then eligible to use Form S-3 and registered for resale the Registrable Securities on Form S-1 or other applicable form in satisfaction of such demand; provided that each period specified in clause (2) of this sentence shall be extended automatically by one (1) Business Day for each Business Day that the use of such registration statement or prospectus is suspended by the Company pursuant to any Suspension Period, pursuant to Section 4.  Upon request, the Company shall furnish to the Investor, without charge, at least one copy of the Alternative Registration Statement and any post-effective amendment thereto, and, if the Investor so requests in writing, all exhibits thereto.  The right to require the Company to use commercially reasonable efforts to file pursuant to this Section 2(b) shall be exercisable by the Investor on two occasions, but the second exercise shall not be valid if the Company would be required to use commercially reasonable efforts to file a registration statement less than 180 days after the effectiveness of the first registration statement filed pursuant to this Section 2(b).

(c)Expenses of Registration.  Except as specifically provided for in this Agreement, all Registration Expenses shall be borne by the Company.  All Selling Expenses shall be borne by the Investor in proportion to the number of Registrable Securities for which registration was requested.

Obligations of the Company

.

(a)In connection with the filing of any registration statement pursuant to Section 2, the Company shall:

(i)at least three (3) days prior to the filing of a registration statement or any related prospectus or any amendment or supplement thereto, furnish to the Investor and Investor’s Counsel copies of all such documents proposed to be filed, and give reasonable consideration to the inclusion in such documents of any comments reasonably and timely made by the Investor or Investor’s Counsel; provided that such documents shall include any such comments made by the Investor or Investor’s Counsel that are necessary to correct any material misstatement or omission regarding the Investor; provided, further that (A) in the event the Company reasonably believes that any such registration statement or any related prospectus or any amendment or supplement thereto contains material non-public information with respect to the Company, the Company may redact any such material non-public information prior to providing the draft document to Investor or Investor’s Counsel and (B) for the avoidance of doubt, in no event shall the foregoing require the Company to furnish the Investor or the Investor’s Counsel with any documents incorporated by reference into any such registration statement or any related prospectus or any amendment or supplement thereto (including any current, quarterly or annual filings to be made by the Company with the SEC);

(ii)take or cause to be taken such actions as are reasonably necessary in order to cause any legend, notation or similar designation restricting transferability of the Registrable Securities to be removed and to rescind any transfer restrictions or notations applicable to the Registrable Securities effective as of the date that is six (6) months following the Closing upon receipt of an undertaking by the Investor that it will not consummate any sale of Registrable Securities in reliance on Rule 144  prior to the one-year anniversary of the Closing if the Investor receives notification from the Company that the Company is not current in its periodic reports to the effect that the condition set forth in paragraph (c) of Rule 144 (or a successor provision) is not satisfied, provided that such undertaking shall lapse upon the Company thereafter becoming compliant with such condition, and, in such event (in addition to complying with Section 7 hereof) the Company shall promptly notify the Investor of such renewed compliance;

(iii)furnish to the Investor and Investor’s Counsel such number of copies of the applicable registration statement and each such amendment and supplement thereto (including upon request in each case all exhibits but not documents incorporated by reference) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of Registrable Securities by it.  The Company hereby consents to the use of such prospectus and each amendment or supplement thereto by the Investor in accordance with applicable Law in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto;

(iv)prior to any offering of Registrable Securities, (A) arrange for the qualification of such Registrable Securities for offer and sale under the securities or “blue sky” Laws of such states of the United States as the Investor shall reasonably request and shall maintain such qualification in effect so long as required to enable the Investor to consummate the disposition in such jurisdictions of such Registrable Securities, and (B) cooperate with the Investor in connection with any filings required to be made with FINRA; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in suits, other than those arising out of any offering pursuant to the registration statement, in any jurisdiction where it is not then so subject;

(v)enter customary agreements and take such other actions as are reasonably required in order to facilitate the disposition of Registrable Securities, including, if the method of distribution of Registrable Securities is by means of an underwritten offering, using commercially reasonable efforts to (A) participate in and make documents available for the reasonable and customary due diligence review of underwriters during normal business hours, on reasonable advance notice and without undue burden or hardship on the Company; provided that (x) any party receiving confidential materials shall execute a confidentiality agreement on customary terms if reasonably requested by the Company and (y) the Company may in its reasonable discretion restrict access to competitively sensitive or legally privileged documents or information, (B) cause appropriate members of senior management of the Company to be available at reasonable dates and times to participate in “road show” presentations and/or investor conference calls to market the Registrable Securities during normal business hours, on reasonable advance notice and without undue burden or hardship on the Company; provided that the aggregate number of days of “road show” presentations in connection with an underwritten offering of Registrable Securities for each registration pursuant to a demand made under Section 2 shall not exceed three (3) Business Days and (C) negotiate and execute an underwriting agreement in customary form with the managing underwriter(s) of such offering and such other documents reasonably required under the terms of such underwriting arrangements, including using commercially reasonable efforts to procure a customary legal opinion and auditor “comfort” letters (which commercially reasonable efforts shall in no event include the preparation of any financial statements or other information that the Company is not required by SEC regulations or other applicable Law to produce); provided that in no event shall the Company or any of its officers and directors be obligated to enter into any lock-up or other restriction on sales or other dispositions of any equity or derivative securities. Subject to the foregoing, the Investor shall also enter into and perform its obligations under any such underwriting agreement.  Notwithstanding anything to the contrary herein, in no event shall the Company or any of its Affiliates shall have any obligation to facilitate or participate in any underwritten offering more than once in any twelve-month period;

(vi)use all commercially reasonable efforts to furnish or make available (and cause the Company’s officers, directors, employees and independent public accountants to furnish or make available) upon reasonable notice and during normal business hours, for inspection by the Investor, Investor’s Counsel, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively the “Inspectors”), all pertinent financial and other records, pertinent documents and properties of the Company and its Subsidiaries, as shall be reasonably necessary to enable them to exercise their due diligence responsibility pursuant to the Securities Act, the Exchange Act and the rules and regulations thereunder, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement.  Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (A) the disclosure of such Records is necessary, in the Inspector’s judgment (after consultation with legal counsel), to avoid or correct a misstatement or omission in the registration statement, (B) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after compliance with the last sentence of this Section 3(a)(vi) or (C) the information in such records was known to the Inspectors on a nonconfidential basis prior to its disclosure by the Company or has been made generally available to the public (other than as a result of a disclosure by the Inspectors in violation hereof).  The Investor agrees that it shall, (x) upon learning that disclosure of such records is sought in a court of competent jurisdiction, give prompt notice to the Company of such request, (y) cooperate with the Company, at the Company’s expense, in undertaking appropriate action to prevent disclosure of the records deemed confidential and (z) if such a remedy is not obtained, disclose only the portion of such records which is legally required to be disclosed;

(vii)prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for the period required in Section 2;

(viii)no later than the effective date of any registration statement, use commercially reasonable efforts to procure the cooperation of the Company’s transfer agent for settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates, if any, into book-entry form in accordance with any procedures reasonably requested by the Investor or the managing underwriter(s).  In connection therewith, if reasonably required by the Company’s transfer agent, the Company shall promptly after the effectiveness of the registration statement cause an opinion of counsel as to the effectiveness of the registration statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the registration statement; and

(ix)subject to the provisions of this Agreement, use its commercially reasonable efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable in the reasonable opinion of the Investor to effect the registration of the Registrable Securities contemplated hereby.

(b)In addition to the foregoing, the Company shall give notice to the Investor as promptly as reasonably practicable:

(i)when any registration statement filed pursuant to Section 2 or any amendment to such registration statement has been filed with the SEC and when such registration statement or any post-effective amendment to such registration statement has become effective;

(ii)of any request by the SEC for amendments or supplements to a registration statement filed pursuant to Section 2 (or any information incorporated by reference in, or exhibits to, such registration statement) or the prospectus (including information incorporated by reference in such prospectus) included in such registration statement or for additional information;

(iii)of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement filed pursuant to Section 2 or the initiation of any proceedings for that purpose;

(iv)of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)of the occurrence of any event that requires the Company to make changes to any effective registration statement or the prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading.

(c)The Company shall use its commercially reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 3(b)(iii) at the earliest practicable time.

(d)Upon the occurrence of any event contemplated by Sections 3(b)(iii) through 3(b)(v) above, the Company shall promptly prepare and file a post-effective amendment to the registration statement or an amendment or supplement to the related prospectus or file any other required document to remedy the basis for any suspension of the registration statement and so that the prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  If the Company notifies the Investor in accordance with Sections 3(b)(iii) through 3(b)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Investor (and any Permitted Holder) shall suspend the use of such prospectus and use its reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in its or its representatives’ possession.

(e)Should the Investor transfer any Registrable Securities owned by it to a Permitted Holder, upon request by the Investor, the Company shall promptly prepare and file with the SEC a prospectus supplement, if necessary pursuant to SEC rules or SEC staff interpretations thereof or if such prospectus supplement is advisable in the reasonable judgement of Investor’s Counsel, to accommodate the sale of Registrable Securities under any registration statement filed pursuant to Section 2 by such Permitted Holder; provided that the Company shall not be required to file more than one prospectus supplement pursuant to this Section 3(e) more than once in any ninety (90)-day period.

(f)Upon release of any Escrow Equity to the Investor, upon request by the Investor, the Company shall promptly prepare and file with the SEC a prospectus supplement, if necessary pursuant to SEC rules or SEC staff interpretations thereof or if such prospectus supplement is advisable in the reasonable judgement of Investor’s Counsel, to accommodate the sale of such Escrow Equity under any registration statement filed pursuant to Section 2 by the Investor or any Permitted Holder.

Shelf Suspensions

.

(a)If the continued use of a registration statement filed pursuant to Section 2 at any time would require the Company to make an Adverse Disclosure (as determined pursuant to the definition thereof) (the “Shelf Restriction”), the Company may, upon written notice thereof to the Investor (a “Shelf Suspension Notice”), suspend use of such registration statement by the Investor (and any participating Permitted Holders) until the expiration of the Shelf Restriction (an “Unusual Shelf Suspension”); provided that the period of any such Unusual Shelf Suspension may not exceed ninety (90) days in the aggregate in any six-month period. In addition to the foregoing, the Company may, upon provision of a Shelf Suspension Notice to the Investor (and any Permitted Holders), suspend the use of a registration statement filed pursuant to Section 2 during regular quarterly periods beginning no earlier than the first day of the last calendar month of each calendar quarter and ending no later than the day following the date that the Company releases earnings in respect of such calendar quarter, but only to the extent that the directors and executive officers of the Company are also suspended during any such period from trading in securities of the Company (a “Regular Shelf Suspension,” together with an Unusual Shelf Suspension, a “Shelf Suspension”).  In the case of a Shelf Suspension, the Investor (and any participating Permitted Holders) agrees to suspend use of the applicable prospectus and any issuer free writing prospectuses in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the Shelf Suspension Notice referred to above.  The Company shall immediately notify the Investor upon the termination of any Shelf Suspension, and either confirm that the registration statement can be used or amend or supplement the prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Investor such number of copies of the prospectus as so amended or supplemented as the Investor may reasonably request. The Company shall, if necessary, supplement or make amendments to a registration statement filed pursuant to Section 2, to the extent required by the registration form used by the Company pursuant to Section 2 or by the Securities Act or the rules or regulations promulgated thereunder and promptly notify the Investor thereof.

(b)Upon receipt of written notice from the Company pursuant to Section 3(d), the Investor (and any participating Permitted Holder) shall immediately discontinue disposition of Registrable Securities until the Investor (and any such Permitted Holder) (i) has received copies of a supplemented or amended prospectus or prospectus supplement or (ii) is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Investor (and any such Permitted Holder) shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

Indemnification

.

(a)Notwithstanding any termination of this Agreement, the Company shall indemnify and hold harmless the Investor and any Permitted Holder and their respective officers, directors, employees, agents, partners, members, stockholders, representatives and Affiliates, and each person or entity, if any, that controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, employees, agents and employees of each such controlling Person (each, an “Investor Indemnitee”), against any and all Damages; provided that the Company shall not be liable to such Investor Indemnitee for any Damages to the extent that they arise out of or are based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor Indemnitee expressly for use in connection with such registration, (ii) offers or sales effected by or on behalf of such Investor Indemnitee “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) that was not authorized in writing by the Company, or (iii) the failure to deliver or make available to a purchaser of Registrable Securities a copy of any preliminary prospectus, pricing information or final prospectus contained in the applicable registration statement or any amendments or supplements thereto (to the extent the same is required by applicable Law to be delivered or made available to such purchaser at the time of sale of contract); provided that the Company shall have delivered to the Investor and any Participating Holder such preliminary prospectus or final prospectus contained in the applicable registration statement and any amendments or supplements thereto pursuant to Section 3(a)(iii) no later than the time of contract of sale in accordance with Rule 159 under the Securities Act.

(b)The Investor shall indemnify and hold harmless the Company and its officers, directors, employees, agents, representatives and Affiliates against any and all Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor or any Permitted Holder expressly for use in connection with a registration statement filed pursuant to Section 2.  In no event shall the liability of the Investor hereunder be greater in amount than the aggregate dollar amount of the net proceeds received by the Investor and any Permitted Holders upon the sale of the Registrable Securities giving rise to such indemnification obligation, except in the case of willful misconduct or fraud by the Investor or any Permitted Holders.

(c)If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense in such proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with such defense; provided that any such notice or other communication pursuant to this Section 5 between the Company and an Indemnifying Party or an Indemnified Party, as the case may be, shall be delivered to or by, as the case may be, the Investor; provided, further, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 5, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.  An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense of such proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that representation of both such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate because of an actual conflict of interest between the Indemnifying Party and such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless (x) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party or (y) such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder, provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification under this Section 5).

(d)If the indemnification provided for in Section 5(a) or Section 5(b) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to in Section 5(a) or Section 5(b), as the case may be, or is insufficient to hold the Indemnified Party harmless as contemplated therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5(d).  Notwithstanding the foregoing, in no event shall the liability of the Investor hereunder be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Registrable Securities giving rise to such contribution obligation, except in the case of willful misconduct or fraud by the Investor.  No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from an Indemnifying Party not guilty of such fraudulent misrepresentation.

Obligations of the Investor

.

(a)If reasonably requested by the Company, the Investor agrees to furnish information regarding the Investor and any participating Permitted Holder as may be reasonably required by the Company in connection with the filing of a registration statement and the completion of any public offering of the Registrable Securities pursuant to this Agreement.  If (i) the Investor fails to provide the requested information after prior written notice of such request and (ii) the requested information is required by applicable Law to be included in a registration statement to be filed pursuant to Section 2, the obligations of the Company to file such registration statement shall be suspended until the Investor provides the requested information.

(b)The Investor shall, as promptly as reasonably practicable, notify the Company, at any time when a prospectus is required to be delivered (or deemed delivered) under the Securities Act, of the occurrence of an event, of which the Investor has knowledge, relating to the Investor or its sale of Registrable Securities thereunder requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered (or deemed delivered) to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c)Subject to compliance by the Company with Section 6(d) below, upon receipt of a Shelf Suspension Notice, the Investor (i) shall treat such Shelf Suspension Notice as confidential information, (ii) shall not trade in Common Stock until notice of the termination of such Self Suspension pursuant to Section 4(a) and (iii) shall not disclose receipt of such Shelf Suspension Notice; provided, that the Investor may disclose receipt of such Self Suspension Notice if required by Law or legal process, but the Investor shall cooperate with the Company (at the Company’s sole cost and expense) to limit the extent of such disclosure through protective order or otherwise, and to seek confidential treatment of the information. For the avoidance of doubt, nothing in this Section 6(c) shall be deemed to extend the maximum allowable period for Shelf Suspension set forth in Section 4(a)

(d)Following the six-month anniversary of the Closing, (i) the Investor and the Permitted Holders shall not resell Registrable Securities pursuant to a registration statement filed pursuant to Section 2(a) or Section 2(b) unless the Investor delivers prior written notice (a “Sale Notice”) to the Company that it or they intend to resell Registrable Securities, in which case the Investor and the Permitted Holders shall be entitled to resell Registrable Securities for a thirty (30)-day period following delivery of the Sale Notice and (ii) the Company shall not deliver a Shelf Suspension Notice to the Investor, except during the thirty (30)-day period following receipt of a Sale Notice.

Rule 144 Reporting

.  With a view to making available to the Investor and the Permitted Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities that are Common Stock to the public without registration, the Company agrees to use its reasonable best efforts to:  (a) make and keep available public information necessary to comply with Rule 144 at all times, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time (“Rule 144”), or any other rules or regulations now existing or hereafter adopted by the SEC; (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act and (c) so long as the Investor or any Permitted Holder owns any Registrable Securities, furnish to the Investor upon reasonable request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act.  Within one (1) Business Day after receipt of a written request from the Investor, the Company shall inform the Investor in writing of the first date on or after the date of such request as of which the Company’s officers and directors are permitted to trade in securities of the Company pursuant to internal policies established and consistently maintained by the Company; provided that if such request is received by the Company either (x) during the course of a Shelf Suspension or (y) at a time when the Company could deliver a Shelf Suspension Notice in accordance with Section 4(a), the Company may inform the Investor of such date within (1) Business Day after the termination of such Shelf Suspension and provided, further that the Company shall not be required to respond to any such request on more than one occasion unless the Company thereafter delivers a Shelf Suspension Notice, in which case the Investor shall have the right to make (and the Company shall respond to) one additional request following each delivery of a Shelf Suspension Notice.

Termination

.  Other than as expressly set forth in this Agreement, this Agreement shall terminate upon the earliest of (a) the mutual written agreement of the Company and the Investor, (b) the later of (i) date on which the Investor and the Permitted Holders no longer hold any Registrable Securities and (ii) the thirtieth (30th) Business Day following the first day on which there is no longer any Escrow Equity held in the Escrow Accounts (which thirty (30) Business Day period shall automatically be extended by one Business Day for each Business Day (x) on which any Escrow Equity released to the Investor is not Freely Tradeable in the hands of the Investor or (y) on which there is no registration statement effective and available for use by the Investor and the Permitted Holders (including any such unavailability due to a Shelf Suspension)) and (c) three years after the date of this Agreement; provided that the parties’ obligations under Section 5 shall survive the termination of this Agreement.

Miscellaneous

.

(a)No Inconsistent Agreements.  The Company represents and warrants that, except for any agreements that are included as exhibits to the Company’s Annual Report on Form 10-K, filed with the SEC on February 28, 2018, it has not entered into any agreement with respect to its securities that violates or subordinates or is otherwise inconsistent with the rights granted to the Investor under this Agreement, and agrees that it will not enter into during the term of this Agreement any agreement with respect to its securities that violates or subordinates the rights granted to the Investor under this Agreement.

(b)Governing Law; Jurisdiction and Forum.  This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware without regard to any applicable conflicts of Law.  All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Delaware Court of Chancery, or if no such state court has proper jurisdiction, then the Federal courts located in the State of Delaware (collectively, the “Delaware Courts”).  The parties hereby (i) consent to submit to the exclusive jurisdiction of the Delaware Courts for the purpose of any Action arising out of or relating to this Agreement brought by any party, (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the sale may not be enforced in or by any of the above-named courts, (iii) agree to not bring any action relating to this Agreement in any court other than the Delaware Courts and (iv) consents to service of process being made through the notice procedures set forth in Section 9(g).

(c)Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH OR THE ADMINISTRATION THEREOF OR THE SALE OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN.  NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR RELATED INSTRUMENTS.  NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  EACH PARTY TO THIS AGREEMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS Section 9(c).  NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS Section 9(c) WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

(d)Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns; provided, however, that the rights and obligations of parties under this Agreement shall not be assignable to any Person without the prior written consent of the other party, which consent may be conditioned on such assignee or successor entering into an executed joinder agreement to this Agreement substantially in the form of Exhibit A (the “Joinder Agreement”).

(e)No Third-Party Beneficiaries.  Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer, and this Agreement shall not confer, on any Person other than the parties to this Agreement any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no other Persons shall have any standing with respect to this Agreement or the transactions contemplated by this Agreement; provided, however that each Indemnified Party (but only, in the case of an Investor Indemnitee, if such Investor Indemnitee has complied with the requirements of Section 5(c), including the first proviso of Section 5(c)) shall be entitled to the rights, remedies and obligations provided to an Indemnified Party under Section 5, and each such Indemnified Party shall have standing as a third-party beneficiary under Section 5 to enforce such rights, remedies and obligations.

(f)Entire Agreement.  This Agreement, together with the Purchase Agreement, constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede any prior discussion, correspondence, negotiation, proposed term sheet, letter of intent, agreement, understanding or arrangement, and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to in this Agreement.

(g)Notices.  Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications required or permitted under this Agreement shall be in writing and shall be mailed by reliable overnight delivery service or delivered by hand, facsimile or messenger or email, as follows:

if to the Company:

SS&C Technologies, Inc.
80 Lamberton Road
Windsor, CT 06095
Attention: General Counsel
Fax: (860) 298-4962
Email: joseph.frank@sscinc.com

with a copy to (which shall not constitute notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention:Leonard Kreynin
Joseph A. Hall
Facsimile:(212) 701-5800
Email:leonard.kreynin@davispolk.com
joseph.hall@davispolk.com

if to the Investor:

c/o Siris Capital Group, LLC
601 Lexington Avenue, 59th Floor,
New York, NY 10022
Facsimile No:  212-231-2680
Attention: General Counsel
Email: legalnotices@siriscapital.com

with a copy to (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:Andrew J.  Nussbaum
Igor Kirman
Facsimile:(212) 403-2000
Email:AJNussbaum@wlrk.com
IKirman@wlrk.com

or in any such case to such other address, facsimile number or telephone as any party hereto may, from time to time, designate in a written notice given in a like manner.  Notices shall be deemed given when actually delivered by overnight delivery service, hand or messenger, or when received by facsimile if promptly confirmed.

(h)Expenses.  All legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses, except as provided in Section 2(c) or Section 5.

(i)Amendments and Waivers.  This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought.  Any party to this Agreement may, only by an instrument in writing, waive compliance by the other party to this Agreement with any term or provision of this Agreement on the part of such other party to this Agreement to be performed or complied with.  The waiver by any party to this Agreement of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities at the time outstanding (including securities convertible into Registrable Securities), each future holder of all such Registrable Securities, and the Company.

(j)Non-Recourse.   All claims or causes of action (whether in contract or in tort, in law or in equity) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be made only against a party and only with respect to the specific obligations undertaken by such party as set forth herein and no other Person shall have any liability for any obligations or liabilities based upon, arising out of, or related to this Agreement or the transactions contemplated hereby and no Person who is not a named party to this Agreement, including any Recourse Related Party, shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose Losses of an entity party against its owners or Affiliates) for any Losses arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, non-performance, interpretation, termination, enforcement, construction or execution or any of the transactions contemplated hereby.  Each of the Company and the Investor hereby waives and releases all such Losses, claims, Actions and obligations against any such Person, including such other party’s Recourse Related Parties.  In furtherance and not in limitation of the foregoing, and notwithstanding anything contained in this Agreement, or any other agreement referenced herein or therein or otherwise to the contrary, each party hereto covenants, agrees and acknowledges, on behalf of itself and its respective Affiliates, that no recourse under this Agreement or any other agreement referenced herein or therein or in connection with any transactions contemplated hereby or thereby shall be sought or had against any Person not a party to this Agreement, including the other party’s Recourse Related Parties, it being expressly agreed and acknowledged that no personal liability or losses whatsoever shall attach to, be imposed on or otherwise be incurred by any Person that is not a party to this Agreement.

(k)Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic method shall be as effective as delivery of a manually executed counterpart of this Agreement.

(l)Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(m)Headings; Definitions.  The Section and Article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

(n)Interpretation; Absence of Presumption.  For the purposes of this Agreement, (i) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (ii) references to the terms Article, Section, paragraph, Exhibit and Schedule are references to the Articles, Sections, paragraphs and Exhibits to this Agreement unless otherwise specified; (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, including the Exhibits hereto; (iv) the word “including” and words of similar import when used in this Agreement shall mean “including without limitation,” unless otherwise specified; (v) the word “or” shall not be deemed to be exclusive; (vi) references to “written” or “in writing” include in electronic form; (vii) provisions shall apply, when appropriate, to successive events and transactions; (viii) the Company and the Investor have each participated in the negotiation and drafting of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or burdening either party by virtue of the authorship of any of the provisions in this Agreement; (ix) references to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms thereof; (x) a reference to any Person includes such Person’s successors and permitted assigns; (xi) any reference to “days” shall mean calendar days unless Business Days are expressly specified and (xii) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY: SS&C TECHNOLOGIES HOLDINGS, INC.
By:	/s/ Patrick J. Pedonti
Name: Patrick J. Pedonti
Title: SVP & CFO

INVESTOR:

IMPALA PRIVATE HOLDINGS I, LLC
By:	/s/ Peter Berger
Name: Peter Berger
Title:Authorized Signatory

[Signature Page to Registration Rights Agreement]

EXHIBIT A

Form of Joinder Agreement to Registration Rights Agreement

[_______], 20[__]

Reference is hereby made to that certain Registration Rights Agreement, dated November 16, 2018 (the “Registration Rights Agreement”), by and between Impala Private Holdings I, LLC, a Delaware limited liability company (the “Investor”), and SS&C Technologies Holdings, Inc., a Delaware corporation (the “Company”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

1. Joinder.  The undersigned hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, it shall be deemed to be a party to the Registration Rights Agreement as if it were an original signatory thereto and hereby makes as of the date of the Registration Rights Agreement the representations and warranties set forth therein and expressly assumes, and agrees to perform and discharge, all of the obligations and liabilities of the “[Company/Investor]” under the Registration Rights Agreement, including without limitation, any indemnity and contribution obligations under the Registration Rights Agreement. All references in the Registration Rights Agreement to the “[Company/Investor]” shall hereafter mean the undersigned.

2.Representations and Warranties.  The undersigned hereby represents and warrants to the [Company/Investor] that it has all requisite power and authority to execute, deliver and perform its obligations under this Joinder Agreement to the Registration Rights Agreement and it has duly and validly taken all necessary action for the consummation of the transactions contemplated hereby and by the Registration Rights Agreement and that it has duly authorized, executed and delivered this Joinder Agreement to the Registration Rights Agreement and it is a valid and legally binding agreement enforceable against such undersigned in accordance with its terms.

3.Counterparts.  This Joinder Agreement to the Registration Rights Agreement may be signed in one or more counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall constitute an original and all of which together shall constitute one and the same agreement.

4.Amendments.  No amendment or waiver of any provision of this Joinder Agreement to the Registration Rights Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

5.Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

6.Severability of Provisions.  In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by Law.

7.Applicable Law.  This Joinder Agreement to the Registration Rights Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.  The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Joinder Agreement to the Registration Rights Agreement.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement to the Registration Rights Agreement as of the date first written above.

[JOINING PARTY]
By:
Name:
Title:

The foregoing Joinder Agreement to the Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

[COMPANY/INVESTOR]
By:
Name:
Title: